UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) Nov. 24, 2021

Commission File Number	Exact Name of Registrant as Specified in its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number			IRS Employer Identification Number
001-3034	XCEL ENERGY INC.			41-0448030
(a Minnesota corporation)
414 Nicollet Mall
	Minneapolis	Minnesota	55401
	(612)	330-5500

001-3280	PUBLIC SERVICE COMPANY OF COLORADO			84-0296600
(a Colorado corporation)
1800 Larimer Street Suite 1100
	Denver	Colorado	80202
	(303)	571-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $2.50 par value	XEL	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Electric Resource Plan
In March 2021, Public Service Company of Colorado (PSCo), a Colorado corporation and wholly owned subsidiary of Xcel Energy Inc., filed its 2021 Electric Resource Plan with the Colorado Public Utilities Commission (CPUC). The filing outlines the proposed future retirements/conversions of PSCo’s remaining coal plants and is expected to result in an 80% renewable fuel mix and an 85% carbon emissions reduction target by 2030 (from 2005 levels).
The original proposal included:
•Early retirement of the Comanche 3 coal plant from 2070 to 2040 with reduced operations starting in 2030.
•Conversion of the Pawnee coal plant to natural gas by 2028.
•Addition of 2,300 megawatts of wind.
•Addition of 1,600 megawatts of solar.
•Addition of 1,300 megawatts of flexible dispatchable resources.
•Addition of 400 megawatts of storage.
On Nov. 24, 2021, PSCo and multiple intervenors (including the CPUC Staff, Colorado Office of the Utility Consumer Advocate, Colorado Energy Office, International Brotherhood of Electrical Workers, Rocky Mountain Environmental Labor Coalition/Colorado Building and Construction Trades Council — AFL-CIO, Consortium of Social Science Associations, Office of Just Transition, Holy Cross, the City and County of Pueblo and the City of Boulder) filed a partial settlement with the CPUC, proposing an earlier retirement of Comanche 3, earlier reduced coal operations and an earlier conversion to natural gas for the Pawnee plant. The settlement would result in an estimated carbon emissions reduction of 87% in 2030 (from 2005 levels).
Key points include:
•Retirement of Comanche 3 by Dec. 31, 2034, with progressively reduced Comanche 3 operations (beginning in 2025) and further declining to a level not to exceed 33% annual capacity factor for the years 2029-2034.
•Carbon price-driven dispatch of the PSCo system beginning in the summer of 2022 (subject to Federal Energy Regulatory Commission approval).
•Conversion of the Pawnee coal plant to natural gas by Jan. 1, 2026, with retirement in 2041.
•Expected levels of wind, large-scale solar, energy storage and flexible dispatchable resources (including natural gas) remain consistent with PSCo’s initial filing though earlier acquisition is expected as a result of the Comanche 3 and Pawnee changes.
•PSCo will replace the energy and capacity of Comanche 3 through a separate resource solicitation in the 2027/2028 timeframe and will own, at a minimum, the capital investment equivalent to the estimated net book value of Comanche 3 at retirement ($626 million).
•PSCo would maintain current depreciation levels for Comanche 3 and recover the remaining balance upon retirement (proposed to be through securitization pending CPUC approval in a filing post 2030). Recovery of coal handling equipment at the Pawnee power plant will be recovered through a regulatory asset with a full weighted average cost of capital return, with the amortization period to be determined in a subsequent filing once final conversion costs are established. Further, the settlement supports a recovery method for the Hayden power plant costs over the original depreciation lives in PSCo’s currently pending electric rate case.
A CPUC decision on the resource plan is expected in the first half of 2022 with the competitive solicitation for resource additions expected in the second half of 2022 (after the decision). Incremental generation system costs to meet carbon emission reduction targets are proposed to be recovered through a Clean Energy Plan Rider.

Certain information discussed in this Current Report on Form 8-K is forward-looking information that involves risks, uncertainties and assumptions. Such forward-looking statements, including our expectations regarding the regulatory proceedings, renewable fuel mix and carbon emissions reduction, as well as assumptions and other statements are intended to be identified in this document by the words "anticipate," “believe,” “could,” “estimate,” “expect,” "intend," "may," "objective," "outlook," "plan," "project," "possible," “potential,” "should," "will," "would," and similar expressions. Actual results may vary materially. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any obligation to update any forward-looking information. The following factors, in addition to those discussed in Xcel Energy's and PSCo's Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2020, and subsequent filings with the Securities and Exchange Commission, could cause actual results to differ materially from management expectations as suggested by such forward-looking information: uncertainty around the impacts and duration of the COVID-19 pandemic; operational safety; successful long-term operational planning; commodity risks associated with energy markets and production; rising energy prices and fuel costs; qualified employee work force and third-party contractor factors; ability to recover costs; changes in regulation; reductions in our credit ratings and the cost of maintaining certain contractual relationships; general economic conditions, including inflation rates, monetary fluctuations, supply chain constraints and their impact on capital expenditures and/or the ability of PSCo and its subsidiaries to obtain financing on favorable terms; availability or cost of capital; our customers’ and counterparties’ ability to pay their debts to us; assumptions and costs relating to funding our employee benefit plans and health care benefits; tax laws; effects of geopolitical events, including war and acts of terrorism; cyber security threats and data security breaches; seasonal weather patterns; changes in environmental laws and regulations; climate change and other weather; natural disaster and resource depletion, including compliance with any accompanying legislative and regulatory changes; and costs of potential regulatory penalties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nov. 29, 2021	Xcel Energy Inc. (a Minnesota corporation)
Public Service Company of Colorado (a Colorado corporation)

/s/ BRIAN J. VAN ABEL
Brian J. Van Abel
Executive Vice President, Chief Financial Officer